Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	387	21.45%
Delinquency, No Missing Data	1055	58.48%
No Delinquency, At Least One Month Missing	114	6.32%
Delinquency, At Least One Month Missing	248	13.75%
Total	1804	100.00%